NEWS RELEASE

For Release October 18, 1995
Contact:  Lloyd P. Calvert
(304) 348-7207                                              OneValley Bancorp


                     One Valley Bancorp Announces
                      Record Quarterly Earnings

     One Valley Bancorp of West Virginia, Inc. (Nasdaq-NNM:OVWV), a $3.7 billion bank holding company, reported record quarterly earnings for the third quarter of 1995. Net income totaled $12.3 million, a 4.5% increase over the $11.8 million earned in the same quarter of 1994. On a per share basis, net income for the third quarter rose to $0.72, a 4.4% increase over the $0.69 reported for the third quarter of 1994. The increase in One Valley's earnings was largely due to increased non-interest income.

     Year-to-date earnings also reflected improvement as net income increased to $35.9 million, or $2.09 per share, for the first nine months of 1995. This compares to $34.7 million, or $2.02 per share during the same period of 1994, an increase of 3.5%.

     Fueled by a 9.4% increase in average loans outstanding, net interest income for the first nine months of 1995 rose 3.0% to $120.4 million compared to $116.8 million during the same period last year. During this time, One Valley's net interest margin has declined slightly to 4.92%, down from 4.98% in 1994, as One Valley's average rate paid on its deposits has increased by 25%.

     J. Holmes Morrison, President and Chief Executive Officer, stated "We are pleased with the progress we've made in reducing net overhead costs." One Valley's non-interest income for the third quarter of 1995, was 9.3% above the same quarter of 1994, excluding security transactions. Non-interest expense growth in the third quarter was limited to less than a 1% increase over the third quarter of 1994. The net result was a 3.2% decline in net overhead costs comparing the third quarter of 1995 with the same quarter of 1994.

     During the third quarter, the FDIC lowered its insurance assessment rates as part of the nationwide funding of the Bank Insurance Fund (BIF). However, to boost the Savings Association Insurance Fund (SAIF), a one time assessment on thrift deposits has been proposed. At September 30, 1995, One Valley had over $400 million of SAIF assessable deposits resulting from prior acquisitions of Savings and Loan institutions. Accordingly, One Valley began accruing for its portion of this assessment during the third quarter. For the third and fourth quarters of 1995, One Valley anticipates that the benefit of the lower FDIC premium rates will primarily be offset by the increase in SAIF premium assessments.

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     Non-performing assets as a percentage of total loans at
September 30, 1995, was 0.35%, down from 0.40% at June 30, 1995 and 0.42% at September 30, 1994. During the third quarter, One Valley increased the provision for loan losses based upon its continual evaluation process of the adequacy of the allowance for loan losses and to provide for loan growth. One Valley's credit quality ratios continue to compare favorably to peer group banks across the country.

     The return on average assets (ROA) for the third quarter of 1995 was 1.33% compared to 1.32% for the same period in 1994. One Valley's return on average equity (ROE) for the quarter was 13.93% compared to 14.86% for the same quarter last year. Since September 30, 1994, shareholders' equity has increased by 12.1% to $355.8 million at September 30, 1995, resulting in a healthy 9.52% equity to asset ratio.

     One Valley Bancorp, with $3.7 billion in assets, is the largest bank holding company headquartered in West Virginia. It has eleven affiliate banks that operate 80 locations throughout the state.
Additional financial data on One Valley Bancorp follows.


ONE VALLEY BANCORP OF WEST VIRGINIA, INC. AND SUBSIDIARIES
    Financial Highlights
    (In Thousands, Except Per Share Data)

                                    For The Three Months
                                     Ended September 30
                                      1995         1994        Change
    FOR THE PERIOD
    Net Interest Income             $40,760      $40,183         1.44%
    Net Income                       12,330       11,799         4.50

    PER COMMON SHARE
    Net Income                        $0.72        $0.69         4.35%
    Cash Dividends                     0.27         0.25         8.00

    FINANCIAL RATIOS
    Return On Assets                   1.33%        1.32%
    Return On Equity                  13.93%       14.86%

    DAILY AVERAGES
    Total Assets                  3,719,266    3,574,171         4.06%
    Loans, Net                    2,409,771    2,228,506         8.13
    Total Earning Assets          3,445,113    3,309,833         4.09
    Deposits                      3,036,128    2,920,347         3.96
    Shareholders' Equity            354,165      317,688        11.48

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ONE VALLEY BANCORP OF WEST VIRGINIA, INC. AND SUBSIDIARIES
    Financial Highlights
    (In Thousands, Except Per Share Data)


                                    For The Nine Months
                                     Ended September 30
                                      1995         1994        Change
    FOR THE PERIOD
    Net Interest Income            $120,387     $116,838         3.04%
    Net Income                       35,916       34,679         3.57

    PER COMMON SHARE
    Net Income                        $2.09        $2.02         3.47%
    Cash Dividends                     0.77         0.69        11.59
    Book Value                        20.77        18.66        11.31

    FINANCIAL RATIOS
    Return On Assets                   1.30%        1.31%
    Return On Equity                  13.93        14.70

    DAILY AVERAGES
    Total Assets                  3,669,790    3,529,612         3.97%
    Loans, Net                    2,377,042    2,169,631         9.56
    Total Earning Assets          3,401,809    3,267,691         4.10
    Deposits                      3,002,737    2,932,871         2.38
    Shareholders' Equity            343,872      314,644         9.29

    AT PERIOD END
    Total Assets                  3,738,051    3,599,183         3.86%
    Loans, Net                    2,430,358    2,280,345         6.58
    Total Earning Assets          3,449,611    3,325,527         3.73
    Deposits                      3,040,798    2,918,246         4.20
    Shareholders' Equity            355,790      317,514        12.05


    LOAN QUALITY RATIOS
    Allowance for Loan Losses
     as a % of Total Loans             1.60         1.62
    Loans Past Due Over 90 Days
     as a % of Total Loans             0.18         0.16
    Non-Performing Assets as
     a % of Total Loans                0.35         0.42
    Non-Performing Assets as
     a % of Total Assets               0.23         0.27


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    ONE VALLEY BANCORP OF WEST VIRGINIA, INC. AND SUBSIDIARIES
    Consolidated Balance Sheets
    (Unaudited in Thousands)
                               September 30  December 31 September 30
                                   1995         1994         1994
    Assets
    Cash and Due From Banks        $142,951     $178,900     $130,413
    Interest Bearing Deposits
     With Other Banks                 5,194        4,297        7,245
    Federal Funds Sold                  500       24,875       20,000

      Cash and Cash Equivalents     148,645      208,072      157,658
    Securities
      Available-for-Sale,
       at fair value                549,106      541,201      568,973
      Held-to-Maturity
      (Estimated Fair Value,
      Sept. 30, 1995 - $466,413;
      December 31, 1994 - $422,381;
      Sept. 30, 1994 - $434,818)    464,453      445,158      448,964
    Loans
      Total Loans                 2,469,786    2,372,957    2,317,995
      Less: Allowance
       For Loan Losses               39,428       37,438       37,650

      Net Loans                   2,430,358    2,335,519    2,280,345
    Bank Premises &
      Equipment - Net                81,684       82,853       82,893
    Other Assets                     63,805       60,438       60,350

      Total Assets               $3,738,051   $3,673,241   $3,599,183


    Liabilities and Shareholders' Equity
    Deposits
      Non-interest Bearing         $390,661     $378,512     $428,181
      Interest Bearing            2,650,137    2,547,967    2,490,065

      Total Deposits              3,040,798    2,926,479    2,918,246
    Short-term Borrowings
      Federal Funds Purchased        17,960       53,145       12,443
      Repurchase Agreements and
       Other Borrowings             278,489      322,194      299,537

      Total Short-term Borrowings   296,449      375,339      311,980
    Long-term Borrowings              8,434       19,450       24,472
    Other Liabilities                36,580       30,106       26,971

      Total Liabilities           3,382,261    3,351,374    3,281,669
    Shareholders' Equity:
      Preferred Stock-$10 par value;
        1,000,000 shares authorized
        but none issued                 ___          ___          ___
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      Common Stock-$10 par value;
        40,000,000 shares authorized,
        Issued 17,994,164 shares at
        September 30, 1995;
        17,538,368 shares at
        December 31, 1994;
        17,533,778 shares at
        September 30, 1994;         179,942      175,384      175,338
      Capital Surplus                34,340       25,954       25,935
      Retained Earnings             160,043      137,437      130,138
      Unrealized Gain (Loss) on
        Securities Available-for-Sale,
        net of deferred taxes;        1,795       (6,535)      (3,919)
      Treasury Stock - 860,200 shares
        at September 30, 1995,
        533,500 shares at
        December 31, 1994;
        519,500 shares at
        September 30, 1994; at cost (20,330)     (10,373)      (9,978)

        Total Shareholders' Equity  355,790      321,867      317,514

        Total Liabilities and
        Shareholders' Equity     $3,738,051   $3,673,241   $3,599,183


    ONE VALLEY BANCORP OF WEST VIRGINIA, INC. AND SUBSIDIARIES
    Consolidated Statements of Income
    (Unaudited in Thousands, except per share data)

                                                 For The Three Months
                                                  Ended September 30
                                                   1995         1994
    Interest Income
      Interest and Fees on Loans
        Taxable                                  $55,265      $48,720
        Tax-Exempt                                   609          603

            Total                                 55,874       49,323
      Interest on Investment Securities
        Taxable                                   12,797       12,189
        Tax-Exempt                                 2,655        2,572

            Total                                 15,452       14,761
      Other Interest Income                          491          255

            Total Interest Income                 71,817       64,339
    Interest Expense
      Deposits                                    27,428       21,167
      Short-term Borrowings                        3,486        2,744
      Long-term Borrowings                           143          245

        Total Interest Expense                    31,057       24,156

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    Net Interest Income                           40,760       40,183
    Provision For Loan Losses                      1,762        1,185

    Net Interest Income
      After Provision For Loan Losses             38,998       38,998
    Other Income
      Trust Department Income                      2,036        1,891
      Service Charges on Deposit Accounts          3,596        2,821
      Real Estate Loan Processing
        & Servicing Fees                           1,272        1,249
      Other Service Charges and Fees               1,391        1,262
      Other Operating Income                       1,810        2,026
      Securities Transactions                        (86)        (410)

        Total Other Income                        10,019        8,839
    Other Expenses
      Salaries and Employee Benefits              15,261       15,521
      Occupancy Expense - Net                      1,556        1,507
      Equipment Expenses                           2,093        2,071
      Federal Deposit Insurance                    1,479        1,642
      Outside Data Processing                      1,180        1,242
      Other Operating Expenses                     8,931        8,331

        Total Other Expenses                      30,500       30,314

    Income Before Taxes                           18,517       17,523
    Applicable Income Taxes                        6,187        5,724

    Net Income                                   $12,330      $11,799


    Net Income Per Common Share                    $0.72        $0.69


    Based on Average Shares Outstanding of        17,159       17,105


    ONE VALLEY BANCORP OF WEST VIRGINIA, INC. AND SUBSIDIARIES
    Consolidated Statements of Income
    (Unaudited in Thousands, except Per Share Data)

                                                For The Nine Months
                                                 Ended September 30
                                                  1995         1994
    Interest Income
      Interest and Fees on Loans
        Taxable                                 $161,285     $138,867
        Tax-Exempt                                 1,863        1,728

            Total                                163,148      140,595
      Interest on Investment Securities
        Taxable                                   37,438       36,846
        Tax-Exempt                                 7,661        7,569

            Total                                 45,099       44,415
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      Other Interest Income                        1,614          749

            Total Interest Income                209,861      185,759
    Interest Expense
      Deposits                                    78,958       62,577
      Short-term Borrowings                        9,962        5,565
      Long-term Borrowings                           554          779

        Total Interest Expense                    89,474       68,921

    Net Interest Income                          120,387      116,838
    Provision For Loan Losses                      3,988        3,577

    Net Interest Income
      After Provision For Loan Losses            116,399      113,261
    Other Income
      Trust Department Income                      6,063        5,968
      Service Charges on Deposit Accounts         10,330        8,407
      Real Estate Loan Processing &
        Servicing Fees                             3,551        3,977
      Other Service Charges and Fees               3,776        3,538
      Other Operating Income                       5,408        7,069
      Securities Transactions                        (66)        (717)

        Total Other Income                        29,062       28,242
    Other Expenses
      Salaries and Employee Benefits              47,142       47,312
      Occupancy Expense - Net                      4,656        4,461
      Equipment Expenses                           6,500        6,200
      Federal Deposit Insurance                    4,815        4,965
      Outside Data Processing                      3,396        3,483
      Other Operating Expenses                    25,368       23,569

        Total Other Expenses                      91,877       89,990

    Income Before Taxes                           53,584       51,513
    Applicable Income Taxes                       17,668       16,834

    Net Income                                   $35,916      $34,679


    Net Income Per Common Share                    $2.09        $2.02


    Based on Average Shares Outstanding of        17,198       17,173

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ONE VALLEY BANCORP OF WEST VIRGINIA, INC. AND SUBSIDIARIES
    Analysis of Loan Losses and Non-Performing Assets
    (Dollars in Thousands)
                                       For The Three Months
                                        Ended September 30
                                     1995               1994
    Allowance For Loan Losses
      Balance, Beginning of Period $38,642             $37,572
      Loan Losses                    1,374               1,908
      Loan Recoveries                  398                 801
        Net Charge-offs                976               1,107
      Provision For  Loan Loss       1,762               1,185
      Balance, End of Period       $39,428             $37,650


                                        For The Nine Months
                                         Ended September 30
                                      1995               1994
    Allowance For Loan Losses
      Balance, Beginning of Period $37,438             $36,484
      Loan Losses                    3,779               4,233
      Loan Recoveries                1,546               1,822
        Net Charge-offs              2,233               2,411
      Balance of Acquired Subs         235                   0
      Provision For  Loan Loss       3,988               3,577
      Balance, End of Period       $39,428             $37,650

    Total Loans, End of Period  $2,469,786          $2,317,995
    Allowance For Loan Losses
      As a % of Total Loans           1.60%               1.62%

    Non-Performing Assets at Quarter End
      Non-Accrual Loans             $7,325              $7,695
      Foreclosed Properties          1,183               1,503
      Restructured Loans               186                 593
      Total Non-Performing Assets   $8,694              $9,791

    Non-Performing Assets
      As a % of Total Loans           0.35%               0.42%

    Loans Past Due Over 90 Day      $4,449              $3,656
    Loans Past Due Over 90 Days
      As a % of Total Loans           0.18%               0.16%

____________________

Note C - Acquisitions

On March 15, 1995, One Valley acquired all of the outstanding stock of Point Bancorp. Pursuant to the merger agreement, One Valley exchanged
0.6 shares of its common stock and $7.10 for each share of Point Bancorp common stock. A total of 411,602 shares were issued in this transaction. This combination was accounted for under the purchase method of accounting. Accordingly, consolidated results include the operations of Point Bancorp only from the date of acquisition.

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    ONE VALLEY BANCORP OF WEST VIRGINIA, INC. AND SUBSIDIARIES
    Consolidated Average Balance Sheets
    (Dollars in Thousands)
                                   Three Months Ended September 30
                                      1995                1994
                                 Amount   Yield     Amount     Yield
                                          /Rate               /Rate
    Assets
    Loans
      Taxable                   $2,415,281   9.08%  $2,231,477   8.66%
      Tax-Exempt                    33,338  11.15       35,011  10.51
        Total                    2,448,619   9.11    2,266,488   8.69
      Less: Allowance
               for Losses           38,848              37,982
        Net Loans                2,409,771   9.25    2,228,506   8.84
    Securities
      Taxable                      807,878   6.34      870,093   5.60
      Tax-Exempt                   193,045   8.46      181,935   8.70
        Total                    1,000,923   6.75    1,052,028   6.14
    Federal Funds Sold & Other      34,419   5.66       29,299   3.45
      Total Earning Assets       3,445,113   8.49%   3,309,833   7.93%
    Other Assets                   274,153             264,338
      Total Assets              $3,719,266          $3,574,171


    Liabilities And Equity
    Interest Bearing Liabilities
      Deposits                  $2,646,008   4.11%  $2,497,186   3.36%
      Short-term Borrowings        287,167   4.82      281,704   3.86
      Long-term Borrowings           8,992   6.31       25,160   3.86
        Total Interest
          Bearing Liabilities    2,942,167   4.19    2,804,050   3.42
    Non-interest
      Bearing Deposits             390,120             423,161
    Other Liabilities               32,814              29,272
      Total Liabilities          3,365,101           3,256,483
    Shareholders' Equity           354,165             317,688
      Total Liabilities
        and Equity              $3,719,266          $3,574,171

    Interest Income To Earning Assets        8.49                7.93
    Interest Expense To Earning Assets       3.58                2.90
    Net Interest Margin                      4.91%               5.03%

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                                    Nine Months Ended September 30
                                      1995                1994
                                 Amount   Yield     Amount     Yield
                                          /Rate               /Rate
    Assets
    Loans
      Taxable                   $2,381,271   9.06%  $2,172,876   8.54%
      Tax-Exempt                    34,241  11.19       34,102  10.42
        Total                    2,415,512   9.09    2,206,978   8.57
      Less: Allowance
               for Losses           38,470              37,347
        Net Loans                2,377,042   9.23    2,169,631   8.72
    Securities
      Taxable                      804,169   6.21      890,871   5.51
      Tax-Exempt                   183,704   8.55      175,010   8.87
        Total                      987,873   6.64    1,065,881   6.07
    Federal Funds Sold & Other      36,894   5.85       32,179   3.11
      Total Earning Assets       3,401,809   8.44%   3,267,691   7.80%
    Other Assets                   267,981             261,921
      Total Assets              $3,669,790          $3,529,612


    Liabilities And Equity
    Interest Bearing Liabilities
      Deposits                  $2,619,924   4.03%  $2,515,463   3.33%
      Short-term Borrowings        277,997   4.79      231,063   3.22
      Long-term Borrowings          12,352   6.00       22,526   4.62
        Total Interest
          Bearing Liabilities    2,910,273   4.11    2,769,052   3.33
    Non-interest
      Bearing Deposits             382,813             417,408
    Other Liabilities               32,832              28,508
      Total Liabilities          3,325,918           3,214,968
    Shareholders' Equity           343,872             314,644
      Total Liabilities
         and Equity             $3,669,790          $3,529,612

    Interest Income To Earning Assets        8.44                7.80
    Interest Expense To Earning Assets       3.52                2.82
    Net Interest Margin                      4.92%               4.98%

  Note: Yields are computed on a fully taxable equivalent basis using the rate of 35%.

     Also today, One Valley's Board of Directors adopted a Shareholder Protection Rights Plan declaring a dividend of one Right on each outstanding share of One Valley Common Stock. The rights will be issued to shareholders of record on October 30, 1995.

     The Rights Plan was adopted to enable the Board of Directors to deal more effectively with the rapidly changing banking industry environment.
It was not adopted in response to any proposal or specific effort to acquire control of One Valley or in response to any other development specifically relating to One Valley.
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

     Until it is announced that a person or group has acquired 10% or more of One Valley Common Stock (an "Acquiring Person") or commences a tender offer that will result in such person or group owning 10% or more of One Valley Common Stock, the Rights will be evidenced by the Common Stock certificates, will automatically trade with the Common Stock and will not be exerciseable. Thereafter, separate Rights certificates will be distributed and each Right will entitle its holder to purchase Participating Preferred Stock having economic and voting terms similar to those of one share of Common Stock for an exercise price of $100.

     Upon announcement that any person or group has become an Acquiring Person, then 10 business days thereafter (or such earlier or later date as the Board may decide) (the "Flip-in Date") each Right (other than Rights beneficially owned by any Acquiring Person or transferees thereof, which Rights become void) will entitle its holder to purchase, for the exercise price, a number of shares of One Valley Common Stock having a market value of twice the exercise price. Also, if after an Acquiring Person controls One Valley's Board of Directors, One Valley is involved in a merger with the Acquiring Person or in which the Acquiring Person is treated differently, or One Valley sells more than 50% of its assets or earning power (or has entered an agreement to do any of the foregoing), each Right will entitle its holder to purchase, for the exercise price, a number of shares of common stock of the Acquiring Person having a market value of twice the exercise price. If any person or group acquires between 10% and 50% of One Valley Common Stock, One Valley's Board of Directors may, at its option, exchange one share of One Valley Common Stock for each Right.

     The Rights may generally be redeemed by the Board of Directors for $0.01 per Right prior to the Flip-in Date.

     The Rights Plan does not in any way weaken One Valley's financial strength or interfere with its business plans. The issuance of the Rights has no dilutive effect, will not affect reported earnings per share, is not taxable to One Valley or its shareholders and will not change the way in which One Valley shares are traded.

     A letter to shareholders regarding the Rights Plan and a Summary of certain terms of the Rights Plan will be mailed to shareholders. For additional information concerning the Rights Plan, contact
Merrell S. McIlwain, II.